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                                                                       EXHIBIT 1



                          [ARTHUR ANDERSEN LETTERHEAD]



VIA FACSIMILE (202) 942-9656
----------------------------
Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549



February 3, 2000


Dear Sir/Madam,

We have read the 6 paragraphs of Item 4(a) included in the Form 8-K filed February 3, 2000 of U.S. Plastic Lumber Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

With kind regards,

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP




cc: Mr. Mark Alsentzer, U.S. Plastic Lumber Corporation